Exhibit 10.3

CONSENT AND RELEASE

THIS CONSENT AND RELEASE, dated as of January 15, 2013 (this “Consent”), is among Atlantic Power Corporation, a corporation continued under the laws of the Province of British Columbia (“APC”), Atlantic Power Generation, Inc., a Delaware corporation (“APG”) and Atlantic Power Transmission, Inc., a Delaware corporation (“APT”, together with APG and APC, each individually a “Borrower” and collectively, the “Borrowers”), each of the Subsidiaries signatory hereto, each of the Lenders signatory hereto, Bank of Montreal, in its capacity as administrative agent (“Administrative Agent”) under the Credit Agreement described below, and Bank of Montreal, in its capacity as collateral agent (“Collateral Agent”) under the Intercreditor Agreement described below.

W I T N E S S E T H

WHEREAS, the Borrowers, the Administrative Agent, and the lenders from time to time party thereto (each a “Lender”) are parties to that certain Credit Agreement, dated as of November 4, 2011 (as amended, supplemented or modified from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, various Subsidiaries of the Borrowers have proposed to sell all of the Capital Stock of each of Auburndale Power Partners, L.P., Lake CoGen, Ltd. and Pasco CoGen, Ltd. (collectively, the “Florida Projects”) to one or more Affiliates of Quantum Energy Partners for an aggregate purchase price of approximately $122,000,000 (the “Florida Project Sale”);

WHEREAS, under Section 7.04 of the Credit Agreement, the Florida Project Sale is not permitted;

WHEREAS, the Borrowers have requested that the Required Lenders consent to the Florida Project Sale, notwithstanding that the Florida Project Sale is not permitted under Section 7.04 of the Credit Agreement

WHEREAS, upon the consummation of the Florida Project Sale, the Borrowers have requested that the Lenders and the Administrative Agent consent to the release of each of the following Subsidiaries that constitute the sellers of the Florida Projects, and certain other Subsidiaries that own such selling Subsidiaries:  NCP Lake Power LLC, Lake Investment L.P., Teton New Lake LLC, NCP Gem, LLC, Dade Investment, L.P., NCP Dade Power LLC, NCP Pasco, LLC, Auburndale GP, LLC, Auburndale LP, LLC and Atlantic Auburndale, LLC (each a “Released Guarantor” and collectively, the “Released Guarantors”) from their respective guaranties provided pursuant to the Amended and Restated Guaranty given by the Guarantors party thereto in favor of the Administrative Agent dated as of November 4, 2011 (as amended, restated, supplemented, or otherwise modified before the date hereof, the “Guaranty”), and without the prior written consent of the Required Lenders and the Administrative Agent, the release of the Released Guarantors’ Guaranty is not permitted under Section 6.14(c) of the Credit Agreement;

WHEREAS, upon the consummation of the Florida Project Sale, the Borrowers have requested that the Collateral Agent, the Lenders and the Administrative Agent consent to the following releases (collectively, the “Lake Pledge Releases”) of security interests in the Capital Stock of (a) NCP Gem, LLC pledged by Teton East Coast Generation LLC, (b) Teton New Lake, LLC pledged by Teton East Coast Generation LLC, (c) NCP Lake Power, LLC pledged by Teton East Coast Generation LLC, (d) Lake Investment, L.P. pledged by NCP Gem, LLC, (e) Lake Investment, L.P. pledged by NCP Lake Power, LLC, (f) Lake CoGen, Ltd. pledged by NCP Lake Power, LLC, (g) Lake CoGen, Ltd. pledged by Lake Investment, L.P., and (h) Lake CoGen, Ltd. pledged by Teton New Lake, LLC, in each case, all such Capital Stock having been pledged pursuant to the Amended and Restated Pledge Agreement and Irrevocable Proxy dated as of November 4, 2011 (as amended, restated, supplemented, or otherwise modified before the date hereof, the “A&R Pledge Agreement”) made by each of the pledgors party thereto in favor of the Collateral Agent or the Pledge Agreement and Irrevocable Proxy dated as of November 4, 2011 (as amended, restated, supplemented, or otherwise modified before the date hereof, the “Pledge Agreement”) made by each of pledgors party thereto in favor of the Collateral Agent, as applicable;

WHEREAS, upon the consummation of the Florida Project Sale, the Borrowers have requested that the Collateral Agent, the Lenders and the Administrative Agent consent to the following releases (collectively, the “Pasco Pledge Releases”) of security interests in the Capital Stock of (a) NCP Pasco, LLC pledged by Teton East Coast Generation LLC, (b) NCP Dade Power, LLC pledged by Teton East Coast Generation LLC, (c) Dade Investment, L.P. pledged by NCP Dade Power, LLC, (d) Dade Investment, L.P. pledged by NCP Pasco, LLC, (e) Pasco CoGen, Ltd. pledged by Dade Investment, L.P. and (f) Pasco CoGen, Ltd. pledged by NCP Dade Power LLC, in each case, all such Capital Stock having been pledged pursuant to the A&R Pledge Agreement or the Pledge Agreement, as applicable;

WHEREAS, upon the consummation of the Florida Project Sale, the Borrowers have requested that the Collateral Agent, the Lenders and the Administrative Agent consent to the following releases (collectively, the “Auburndale Pledge Releases” and together with the Lake Pledge Releases and the Pasco Pledge Releases, collectively, the “Pledge Releases”) of security interests in the Capital Stock of (a) Atlantic Auburndale, LLC pledged by Harbor Capital Holdings, LLC, (b) Auburndale LP, LLC pledged by Atlantic Auburndale, LLC, and (c) Auburndale GP, LLC, pledged by Auburndale LP, LLC, in each case, all such Capital Stock having been pledged pursuant to the A&R Pledge Agreement or the Pledge Agreement, as applicable;

WHEREAS, the Pledged Releases are not permitted without the prior written consent of (a) the Required Lenders under Section 6.13 of the Credit Agreement, and (b) with respect to the Capital Stock of those Subsidiaries pledged under the A&R Pledge Agreement, the Administrative Agent and the Convertible Trustee (as defined below) under Section 2(b) of the Third Amended and Restated Collateral Agency and Intercreditor Agreement dated as of November 4, 2011 (as amended, restated, supplemented, or otherwise modified before the date hereof, the “Intercreditor Agreement”), between the Administrative Agent, the Collateral Agent and Computershare Trust Company Of Canada, as “Trustee” for the holders of the Convertible Debentures issued under the Convertible Indenture described therein (in such capacity, the “Convertible Trustee”);

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WHEREAS, under the Credit Agreement, AP Onondaga, LLC (“AP Onondaga”) is required to execute a Guaranty or a joinder agreement to the Guaranty no later than January 15, 2013 to the extent that the Capital Stock of Onondaga Renewables, LLC (“Onondaga Renewables”) was not sold on or prior to December 31, 2012; and

WHEREAS, the Borrowers have requested that the Required Lenders consent to provide that AP Onondaga is not required to deliver a Guaranty or a joinder agreement to the Guaranty if AP Onondaga sells all of its Capital Stock in Onondaga Renewables or Onondaga Renewables sells substantially all of its assets, in either case, on or prior to March 31, 2013 (the “AP Onondaga Guaranty Extension”).

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.             DEFINITIONS.  Unless otherwise defined herein or the context otherwise requires, terms used in this Consent, including its preamble and recitals, shall have the meanings provided in the Credit Agreement.

2.                                      CONSENT.  Subject to the satisfaction of the conditions set forth in Section 6 of this Consent and to the other terms and provisions of this Consent:

2.1.                            The Required Lenders hereby consent to the Florida Project Sale; provided that (a) the Net Proceeds received in connection with the Florida Project Sale shall be applied to reduce all outstanding Loans (in an aggregate principal amount up to $67,000,000 including any principal repayments made under Section 2.3) upon the consummation of the Florida Project Sale, or in the event that such repayment would result in a requirement of the Borrowers to make payments under Section 3.05(a) of the Credit Agreement, such Net Proceeds shall be reserved in an account with the Administrative Agent and shall be applied to repay such outstanding Loans on the last day of each applicable Interest Period for such Loans, (b) following the consummation of the Florida Project Sale and until the dissolution or liquidation of the Released Guarantors in compliance with Section 7.04 of the Credit Agreement, none of the Released Guarantors shall hold any assets other than as necessary to maintain its existence and for matters incidental thereto; and (c) the Florida Project Sale shall be consummated on or before June 30, 2013, or such later date as the Administrative Agent may agree in writing in its sole discretion if consents or approvals to the Florida Project Sale required from any Governmental Authority or any counterparty to any material project document have not been obtained on or prior to June 30, 2013.

2.2.                            The Required Lenders hereby consent to the AP Onondaga Guaranty Extension; provided that (a) if AP Onondaga has not Disposed of all of its Capital Stock in Onondaga Renewables or (b) if Onondaga Renewables has not Disposed of substantially all of its assets, in either case, on or before March 31, 2013, AP Onondaga shall be required to deliver a Guaranty or a joinder agreement to the Guaranty in form and substance satisfactory to the Administrative Agent within 10 Business Days of March 31, 2013.

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2.3.                            The consents set forth in Sections 2.1 and 2.2 are limited to the extent described herein and shall not be construed to be a permanent waiver of any terms, provisions, covenants, warranties or agreements in the Credit Agreement or in any of the other Loan Documents.  Failure by the Borrowers to comply with the terms and conditions of Section 2 of this Consent shall constitute an Event of Default.

3.                                      RELEASE.  Subject to the satisfaction of the conditions set forth in Section 6 of this Consent and to the other terms and provisions of this Consent:

3.1.                            The Administrative Agent and each of the Lenders signatory hereto hereby release each of the Released Guarantors, without representation or warranty, effective on the Effective Date, from all Obligations arising pursuant to the Guaranty, and agree that solely as to the Released Guarantors, the Guaranty is hereby terminated and of no further force and effect from and after the Effective Date.

3.2.                            The Required Lenders hereby (a) consent to the Pledge Releases under the A&R Pledge Agreement, (b) direct the Administrative Agent to instruct the Collateral Agent to release, and the Administrative Agent does hereby direct the Collateral Agent to release, and the Collateral Agent does hereby release, without representation or warranty, the security interest in the applicable Capital Stock pledged under the A&R Pledge Agreement that is included in the Pledge Releases, and (c) direct the Administrative Agent to direct the Collateral Agent to authorize the Borrower Agent, and the Administrative Agent does hereby direct the Collateral Agent to authorize the Borrower Agent, and the Collateral Agent does hereby authorize the Borrower Agent, to file Uniform Commercial Code Form UCC-3 amendments with respect to such Capital Stock as are reasonably acceptable to Administrative Agent to be filed in the UCC records for the applicable States of organization of the respective Pledged Interest Issuer to effect such partial release.

3.3.                            The Required Lenders hereby (a) consent to the Pledge Releases under the Pledge Agreement, (b) direct the Administrative Agent to instruct the Collateral Agent to release, and the Administrative Agent does hereby direct the Collateral Agent to release, and the Collateral Agent does hereby release, without representation or warranty, the security interest in the Capital Stock pledged under the Pledge Agreement that is included in the Pledge Releases, and (c) direct the Administrative Agent to direct the Collateral Agent to authorize the Borrower Agent, and the Administrative Agent does hereby direct the Collateral Agent to authorize the Borrower Agent, and the Collateral Agent does hereby authorize the Borrower Agent, to file Uniform Commercial Code Form UCC-3 amendments as are reasonably acceptable to Administrative Agent with respect to such Capital Stock to be filed in the UCC records for the applicable States of organization of the respective Pledged Interest Issuer to effect such partial release.

4.                                      PLEDGE AGREEMENT AMENDMENT.

4.1.                            Each of the Administrative Agent, the Borrowers and each of the Subsidiaries signatory hereto that are party to the Pledge Agreement agree that upon the Effective Date, Attachment 1 and Attachment 2 to the Pledge Agreement are hereby

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amended in their entirety to read as set forth in Exhibits 1 and 2 to this Consent, respectively; provided, however, that the parties hereby agree that if any other Person whose Capital Stock is pledged is added or removed from Attachment 1 or Attachment 2 after the date hereof and prior to the Effective Date pursuant to and in accordance with the terms of the Loan Documents (each, a “Pledge Modification”), that the Administrative Agent and the Borrower Agent are authorized and directed to reflect such Pledge Modification.  The Borrowers and each of the Subsidiaries signatory hereto that are party to the Pledge Agreement agree that after giving effect to this Consent, each of the attachments to the Pledge Agreement is true, correct and complete as of the Effective Date, subject to the effect of any Pledge Modification.

4.2.                            Each of the Collateral Agent, APC, APG and each of the Subsidiaries signatory hereto that are party to the A&R Pledge Agreement agree that Attachment 1 to the A&R Pledge Agreement is hereby amended in its entirety to read as set forth in Exhibit 3 to this Consent, subject to any Pledge Modification.  APC, APG and each of the Subsidiaries signatory hereto that are party to the A&R Pledge Agreement agree that after giving effect to this Consent and any Pledge Modification, each of the attachments to the A&R Pledge Agreement is true, correct and complete as of the Effective Date.

5.                                      REPRESENTATIONS AND WARRANTIES AND COVENANTS.  To induce each of the Lenders and the Administrative Agent to enter into this Consent, each Borrower hereby reaffirms, as of the date hereof, its representations and warranties in Article V of the Credit Agreement, except (a) to the extent any such representation and warranty relates solely to an earlier date and (b) to the extent any facts included in such representation and warranty (including any Schedules related thereto) have changed in accordance with the terms of the Credit Agreement or this Consent, and additionally represents and warrants and covenants and agrees as follows:

5.1.                            Existence and Standing.  Such Borrower is a corporation, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has all requisite authority to conduct its business and is duly qualified or licensed to transact business as a foreign corporation and in good standing under the laws of each jurisdiction in which the conduct of its operations or the ownership or leasing of its properties requires such qualification or licensing, except where failure to be so qualified or licensed could not reasonably be expected to have a Material Adverse Effect.

5.2.                            No Conflict; Government Consent.  No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by such Borrower, is required to be obtained in connection with the execution, delivery or performance of this Consent or the legality, validity, binding effect or enforceability of any of the Loan Documents, except, in each case, to the extent that the failure to obtain such order, consent, adjudication, approval, license, authorization, validation, exemption or other action or to make such filing, recording or registration could not reasonably be expected to have a Material Adverse Effect.

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5.3.                            Due Authorization, Non-Contravention, etc.  The execution, delivery and performance by such Borrower of this Consent and the performance by such Borrower of the Credit Agreement are within the corporate powers of such Borrower, have been duly authorized by all necessary corporate action, and do not (a) contravene such Borrower’s Organization Documents, including, without limitation, its articles or certificate of incorporation, bylaws or other similar Organization Documents (except as such, in the aggregate could not reasonably be expected to have a Material Adverse Effect), (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting such Borrower (except as such, in the aggregate could not reasonably be expected to have a Material Adverse Effect), (c) result in, or require the creation or imposition of, any Lien (other than Permitted Liens) on any Properties (each as defined in the Credit Agreement) of such Borrower (except as such, in the aggregate, could not reasonably be expected to have a Material Adverse Effect), or (d) contravene, result in or cause a breach of, or a default under, any material contract, promissory note, indenture or other similar agreement or instrument to which such Borrower or any Loan Party is a party or an obligor (except as such, in the aggregate could not reasonably be expected to have a Material Adverse Effect).

5.4.                            Validity, etc.  This Consent constitutes the legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their respective terms except as such enforceability is subject to the effect of (a) any applicable bankruptcy, insolvency, reorganization or similar law relating to or affecting creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), including concepts of materiality, reasonableness, good faith and fair dealing.

6.                                      CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS CONSENT.  This Consent, including the consent set forth in Section 2 (other than the consent set forth in Section 2.2 which shall be effective on the date hereof upon delivery of the documents required under Section 6.1 below) and the releases set forth in Section 3, shall become effective (the “Effective Date”) upon the satisfaction of the following conditions precedent.

6.1.                            The Administrative Agent shall have received counterparts of this Consent executed and delivered on behalf of the Borrowers, the Administrative Agent and Lenders constituting the Required Lenders.

6.2.                            The Administrative Agent shall have received a certificate from an officer of APC certifying that true and complete copies of the agreement effecting the Florida Project Sale and all material documents delivered in connection therewith are attached thereto.

6.3.                            The Administrative Agent shall have received from the Convertible Trustee its written consent to the Pledge Releases under the A&R Pledge Agreement pursuant to Section 2(b) of the Intercreditor Agreement and the Collateral Agent shall have received from the Convertible Trustee its written direction pursuant to Section 2(e) of the Intercreditor Agreement (a) to amend the A&R Pledge Agreement on the terms set

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forth in Section 4.2 of this Consent and (b) to authorize the filing of corresponding Uniform Commercial Code Form UCC-3 amendments.

6.4.                            The Administrative Agent shall have received satisfactory evidence that all Letters of Credit issued in connection with any of the Florida Projects or on behalf of any of the Released Guarantors have been replaced and arrangements acceptable to the Agent have been established for the return of original versions of all such Letters of Credit on or prior to the Effective Date.

6.5.                            The Administrative Agent shall have received satisfactory evidence that all Swap Obligations to a Lender of any of the Borrowers, the Released Guarantors, the Florida Projects or any other Subsidiary of the Borrower made in connection with the Florida Projects, have been, or upon the consummation of the Florida Project Sale will be, irrevocably paid in full in cash, and all related Swap Contracts have been, or upon the consummation of the Florida Project Sale will be, terminated or novated on terms and conditions acceptable to the Administrative Agent.

6.6.                            The Administrative Agent shall have received such other agreements, certificates and other information as the Administrative Agent reasonably requires in advance in writing.

7.                                      GOVERNING LAW, SEVERABILITY, ETC.  THIS CONSENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER, GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF THE CONFLICTS OF LAW.  Whenever possible each provision of this Consent shall be interpreted so as to be effective and valid under applicable law, but if any provision of this Consent is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Consent.

8.                                      RELEASE OF CLAIMS.  Each of the Borrowers and each Subsidiary signatory hereto, for itself and on behalf of its legal representatives, successors, and assigns, hereby (a) expressly waives, releases, and relinquishes the Collateral Agent, the Administrative Agent and each of the Lenders from any and all claims, offsets, defenses, affirmative defenses, and counterclaims of any kind or nature whatsoever that any of the Borrowers has asserted, or might assert, against the Collateral Agent, the Administrative Agent or the Lenders with respect to the Obligations, the Credit Agreement (including as affected by this Consent), and any other Loan Document, in each case arising on or before the date hereof, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof, and (b) expressly covenants and agrees never to institute, cause to be instituted, or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against the Collateral Agent, the Administrative Agent or the Lenders by reason of or in connection with any of the foregoing matters, claims, or causes of action which have arisen on or before the date hereof.

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9.                                      MISCELLANEOUS.

9.1.                            Successors and Assigns.  This Consent shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

9.2.                            Counterparts.  This Consent may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

9.3.                            NO ORAL AGREEMENTS.  THIS WRITTEN CONSENT AND THE CREDIT AGREEMENT REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR OR CONTEMPORANEOUS ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed by their respective officers thereunto duly authorized as of the day and year first written above.

ATLANTIC AUBURNDALE, LLC

ATLANTIC IDAHO WIND C, LLC

ATLANTIC IDAHO WIND HOLDINGS, LLC

ATLANTIC OKLAHOMA WIND, LLC

ATLANTIC POWER CORPORATION

ATLANTIC POWER GENERATION, INC.

ATLANTIC POWER GP INC.

ATLANTIC POWER HOLDINGS, INC.

ATLANTIC POWER SERVICES CANADA GP INC.

ATLANTIC POWER SERVICES CANADA LP

By: Atlantic Power Services Canada GP Inc., its General Partner

ATLANTIC POWER TRANSMISSION, INC.

ATLANTIC RENEWABLES HOLDINGS, LLC

ATLANTIC ROCKLAND HOLDINGS, LLC

ATLANTIC RIDGELINE HOLDINGS, LLC

AUBURNDALE LP, LLC

By: Atlantic Auburndale, LLC, its Sole Member

BAKER LAKE HYDRO LLC

DADE INVESTMENT, L.P.

By: NCP Dade Power LLC, its General Partner

HARBOR CAPITAL HOLDINGS, LLC

By: Atlantic Power Holdings, Inc., its Sole Member

LAKE INVESTMENT, L.P.

By:  NCP Lake Power LLC, its General Partner

By: Teton East Coast Generation LLC, its Sole Member

NCP DADE POWER LLC

NCP GEM LLC

By: Teton East Coast Generation LLC, its Sole Member

NCP LAKE POWER LLC

By: Teton East Coast Generation LLC, its Sole Member

NCP PASCO LLC

OLYMPIA HYDRO LLC

TETON EAST COAST GENERATION LLC

TETON NEW LAKE, LLC

TETON POWER FUNDING, LLC

PAH RAH HOLDING COMPANY LLC

RIDGELINE EASTERN ENERGY LLC

RIDGELINE ENERGY SOLAR LLC

RIDGELINE ENERGY LLC

By:	/s/ Barry E. Welch
Name:	Barry E. Welch
Title:	President of each of the entities listed above

Consent and Release

BANK OF MONTREAL, as Administrative Agent, an L/C Issuer and as a Lender

By:	/s/ Jeff Currie
Name:	Jeff Currie
Title:	Director

BANK OF MONTREAL, as Collateral Agent

By:	/s/ Jeff Currie
Name:	Jeff Currie
Title:	Director

Consent and Release

UNION BANK CANADA BRANCH, as a Lender

By:	/s/ Anne Collins
Name:	Anne Collins
Title:	Vice President

UNION BANK, N.A., as a Lender

By:	/s/ Jonathan Bigelow
Name:	Jonathan Bigelow
Title:	Vice President

Consent and Release

THE TORONTO-DOMINION BANK, as an L/C Issuer and as a Lender

By:	/s/ Rahim Kabani
Name:	Rahim Kabani
Title:	Vice President

TORONTO DOMINION (NEW YORK) LLC, as an L/C Issuer and as a Lender

By:	/s/ Derrill Brito
Name:	Derrill Brito
Title:	Authorized Signer

Consent and Release

MORGAN STANLEY BANK, N.A.,
as an L/C Issuer and as a Lender

By:	/s/ John Durland
Name:	John Durland
Title:	Authorized Signer

Consent and Release

EXHIBIT 1 to
Consent and Release

ATTACHMENT 1
to
Pledge Agreement

Item A.  Pledged Interests

	Pledgor	Pledged Interest Issuer	Type of Interest Pledged	Percent of Pledged Interest Issuer that is owned and being pledged by Pledgor	Represented by Certificate No. (if applicable)
1.	Atlantic Idaho Wind C, LLC	RP Wind ID, LLC	Membership Interests	99%	Uncertificated
2.	Atlantic Idaho Wind Holdings, LLC	Atlantic Idaho Wind A, LLC	Membership Interests	100%	Uncertificated
3.	Atlantic Idaho Wind Holdings, LLC	Atlantic Idaho Wind C, LLC	Membership Interests	100%	Uncertificated
4.	Atlantic Oklahoma Wind, LLC	Canadian Hills Holding Company, LLC	Membership Interests	99%	Uncertificated
5.	Atlantic Power Corporation	Atlantic Power Services Canada GP Inc.	Common Shares	100%	2
6.	Atlantic Power Corporation	Atlantic Power Services Canada LP	Limited Partnership Units	100%	LP-1
7.	Atlantic Power Corporation	Atlantic Power Transmission, Inc.	Preferred Shares	100%	1-A
8.	Atlantic Power Corporation	Atlantic Power Transmission, Inc.	Common Shares	100%	1
9.	Atlantic Power Corporation	Atlantic Power Limited Partnership	Limited Partnership	99.9961%	LP-2

Ex 1-1

	Pledgor	Pledged Interest Issuer	Type of Interest Pledged	Percent of Pledged Interest Issuer that is owned and being pledged by Pledgor	Represented by Certificate No. (if applicable)
			Units
10.	Atlantic Power Corporation	Atlantic Power GP Inc.	Common Shares	100%	2C
11.	Atlantic Power GP Inc.	Atlantic Power Limited Partnership	Limited Partnership Units	0.0039%	LP-3
12.	Atlantic Power Generation, Inc.(1)	Canadian Hills Wind, LLC	Class B Membership Interests	16.39%	B-2
13.	Atlantic Power Holdings, Inc.	Atlantic Power Services, LLC	Membership Interests	100%	Uncertificated
14.	Atlantic Power Holdings, Inc.	Harbor Capital Holdings, LLC	Membership Interests	100%	Uncertificated
15.	Atlantic Power Services Canada GP Inc.	Atlantic Power Services Canada LP	General Partnership Units	100%	GP-1
16.	Atlantic Power Transmission, Inc.	Atlantic Cadillac Holdings, LLC	Membership Interests	100%	Uncertificated
17.	Atlantic Power Transmission, Inc.	Atlantic Idaho Wind Holdings, LLC	Membership Interests	100%	Uncertificated
18.	Atlantic Power Transmission, Inc.	Atlantic Piedmont Holdings, LLC	Membership Interests	100%	Uncertificated
19.	Atlantic Power Transmission, Inc.	Atlantic Oklahoma Wind, LLC	Membership Interests	100%	Uncertificated
20.	Atlantic Power Transmission, Inc.	Atlantic Rockland Holdings, LLC	Membership Interests	100%	Uncertificated
21.	Atlantic Power Transmission, Inc.	Atlantic Ridgeline Holdings, LLC	Membership Interests	100%	Uncertificated

(1)  Pledge of Class B Membership Interests to be delivered after January 15, 2013 in accordance with the terms of the Loan Documents.

Ex 1-2

	Pledgor	Pledged Interest Issuer	Type of Interest Pledged	Percent of Pledged Interest Issuer that is owned and being pledged by Pledgor	Represented by Certificate No. (if applicable)
22.	Atlantic Renewables Holdings, LLC	AP Onondaga, LLC	Membership Interests	100%	Uncertificated
23.	Baker Lake Hydro LLC	Concrete Hydro Partners, L.P.	Limited Partnership Interests	99%	Uncertificated
24.	Harbor Capital Holdings, LLC	Atlantic Renewables Holdings, LLC	Membership Interests	100%	Uncertificated
25.	Olympia Hydro LLC	Concrete Hydro Partners, L.P.	General Partnership Interests	0.5%	Uncertificated
26.	Pah Rah Holding Company LLC	Pah Rah Project Company LLC	Membership Interests	100%	Uncertificated
27.	Ridgeline Eastern Energy LLC	Monticello Hills Wind LLC	Membership Interests	100%	Uncertificated
28.	Ridgeline Eastern Energy LLC	Dry Lots Wind LLC	Membership Interests	100%	Uncertificated
29.	Ridgeline Eastern Energy LLC	Smokey Avenue Wind LLC	Membership Interests	100%	Uncertificated
30.	Ridgeline Eastern Energy LLC	Saunders Bros. Transportation Corporation	Common Stock	100%	No. 1
31.	Ridgeline Eastern Energy LLC	Bruce Hill Wind LLC	Membership Interests	100%	Uncertificated
32.	Ridgeline Eastern Energy LLC	South Mountain Wind LLC	Membership Interests	100%	Uncertificated
33.	Ridgeline Energy LLC	Pah Rah Holding Company LLC	Membership Interests	100%	Uncertificated
34.	Ridgeline Energy LLC	Lewis Ranch Wind Project LLC	Membership Interests	100%	Uncertificated
35.	Ridgeline Energy LLC	Hurricane Wind LLC	Membership Interests	100%	Uncertificated

Ex 1-3

	Pledgor	Pledged Interest Issuer	Type of Interest Pledged	Percent of Pledged Interest Issuer that is owned and being pledged by Pledgor	Represented by Certificate No. (if applicable)
36.	Ridgeline Energy LLC	Ridgeline Power Services LLC	Membership Interests	100%	Uncertificated
37.	Ridgeline Energy LLC	Ridgeline Eastern Energy LLC	Membership Interests	100%	Uncertificated
38.	Ridgeline Energy LLC	Frontier Solar LLC	Membership Interests	100%	Uncertificated
39.	Ridgeline Energy LLC	Ridgeline Energy Solar LLC	Membership Interests	100%	Uncertificated
40.	Ridgeline Energy Solar LLC	Great Basin Solar Ranch LLC	Membership Interests	100%	Uncertificated
41.	Teton Power Funding, LLC	Olympia Hydro LLC	Membership Interests	100%	Uncertificated
42.	Teton Power Funding, LLC	Teton East Coast Generation LLC	Membership Interests	100%	Uncertificated
43.	Teton Power Funding, LLC	Teton Operating Services, LLC	Membership Interests	100%	Uncertificated
44.	Teton Power Funding, LLC	Baker Lake Hydro LLC	Membership Interests	100%	Uncertificated
45.	Teton Power Funding, LLC	Orlando Power Generation I LLC	Membership Interests	100%	Uncertificated
46.	Teton Power Funding, LLC	Orlando Power Generation II LLC	Membership Interests	100%	Uncertificated

Item B.  Pledged Notes

None.

Ex 1-4

EXHIBIT 2 to
Consent and Release

ATTACHMENT 2
to
Pledge Agreement

PLEDGOR:	ATLANTIC IDAHO WIND C, LLC
STATE OF FORMATION:	Delaware
STATE IDENTIFICATION NUMBER:	4840790
CHIEF EXECUTIVE OFFICE:	One Federal Street, 30th Floor Boston, MA 02110

PLEDGOR:	ATLANTIC IDAHO WIND HOLDINGS, LLC
STATE OF FORMATION:	Delaware
STATE IDENTIFICATION NUMBER:	4840757
CHIEF EXECUTIVE OFFICE:	One Federal Street, 30th Floor Boston, MA 02110

PLEDGOR:	ATLANTIC OKLAHOMA WIND, LLC
STATE OF FORMATION:	Delaware
STATE IDENTIFICATION NUMBER:	5102253
CHIEF EXECUTIVE OFFICE:	One Federal Street, 30th Floor Boston, MA 02110

PLEDGOR:	ATLANTIC POWER CORPORATION
PROVINCE OF INCORPORATION:	British Columbia
IDENTIFICATION NUMBER:	CO729547
CHIEF EXECUTIVE OFFICE:	One Federal Street, 30th Floor Boston, MA 02110

Ex 2-1

PLEDGOR:	ATLANTIC POWER GP INC.
PROVINCE OF INCORPORATION:	British Columbia
IDENTIFICATION NUMBER:	C0924851
CHIEF EXECUTIVE OFFICE:	One Federal Street, 30th Floor Boston, MA 02110

PLEDGOR:	ATLANTIC POWER GENERATION, INC.
STATE OF FORMATION:	Delaware
STATE IDENTIFICATION NUMBER:	4756289
CHIEF EXECUTIVE OFFICE:	One Federal Street, 30th Floor Boston, MA 02110

PLEDGOR:	ATLANTIC POWER HOLDINGS, INC.
STATE OF INCORPORATION:	Delaware
STATE IDENTIFICATION NUMBER:	3844647
CHIEF EXECUTIVE OFFICE:	One Federal Street, 30th Floor Boston, MA 02110

PLEDGOR:	ATLANTIC POWER SERVICES CANADA GP INC.
PROVINCE OF INCORPORATION:	British Columbia
STATE IDENTIFICATION NUMBER:	BC0916552
CHIEF EXECUTIVE OFFICE:	One Federal Street, 30th Floor Boston, MA 02110

Ex 2-2

PLEDGOR:	ATLANTIC POWER TRANSMISSION, INC.
STATE OF INCORPORATION:	Delaware
STATE IDENTIFICATION NUMBER:	4756295
CHIEF EXECUTIVE OFFICE:	One Federal Street, 30th Floor Boston, MA 02110

PLEDGOR:	ATLANTIC RENEWABLES HOLDINGS, LLC
STATE OF FORMATION:	Delaware
STATE IDENTIFICATION NUMBER:	4670242
CHIEF EXECUTIVE OFFICE:	One Federal Street, 30th Floor Boston, MA 02110

PLEDGOR:	BAKER LAKE HYDRO, LLC
STATE OF FORMATION:	Delaware
STATE IDENTIFICATION NUMBER:	2214188
CHIEF EXECUTIVE OFFICE:	20 West 9th Street Kansas City, MO 64105

PLEDGOR:	HARBOR CAPITAL HOLDINGS, LLC
STATE OF FORMATION:	Delaware
STATE IDENTIFICATION NUMBER:	4000335
CHIEF EXECUTIVE OFFICE:	One Federal Street, 30th Floor Boston, MA 02110

Ex 2-3

PLEDGOR:	OLYMPIA HYDRO, LLC
STATE OF FORMATION:	Delaware
STATE IDENTIFICATION NUMBER:	2214190
CHIEF EXECUTIVE OFFICE:	One Federal Street, 30th Floor Boston, MA 02110

PLEDGOR:	PAH RAH HOLDING COMPANY LLC
STATE OF FORMATION:	Delaware
STATE IDENTIFICATION NUMBER:	4803010
CHIEF EXECUTIVE OFFICE:	One Federal Street, 30th Floor Boston, MA 02110

PLEDGOR:	RIDGELINE EASTERN ENERGY LLC
STATE OF FORMATION:	Delaware
STATE IDENTIFICATION NUMBER:	4848046
CHIEF EXECUTIVE OFFICE:	One Federal Street, 30th Floor Boston, MA 02110

PLEDGOR:	RIDGELINE ENERGY SOLAR LLC
STATE OF FORMATION:	Delaware
STATE IDENTIFICATION NUMBER:	5080169
CHIEF EXECUTIVE OFFICE:	One Federal Street, 30th Floor Boston, MA 02110

PLEDGOR:	RIDGELINE ENERGY LLC
STATE OF FORMATION:	Delaware
STATE IDENTIFICATION NUMBER:	4602137

Ex 2-4

CHIEF EXECUTIVE OFFICE:	One Federal Street, 30th Floor Boston, MA 02110

PLEDGOR:	TETON EAST COAST GENERATION, LLC
STATE OF FORMATION:	Delaware
STATE IDENTIFICATION NUMBER:	2219848
CHIEF EXECUTIVE OFFICE:	One Federal Street, 30th Floor Boston, MA 02110

PLEDGOR:	TETON POWER FUNDING, LLC
STATE OF FORMATION:	Delaware
STATE IDENTIFICATION NUMBER:	3721785
CHIEF EXECUTIVE OFFICE:	One Federal Street, 30th Floor Boston, MA 02110

Ex 2-5

EXHIBIT 3 to
Consent and Release

ATTACHMENT 1

to A&R Pledge Agreement

Item A.  Pledged Interests

	Pledgor	Pledged Interest Issuer	Type of Interest Pledged	Percent of Pledged Interest Issuer that is owned and being pledged by Pledgor	Represented by Certificate No. (if applicable)
1.	Atlantic Power Corporation	Atlantic Power Generation, Inc.	Common Shares	100%	1
2.	Atlantic Power Generation, Inc.	Atlantic Power Holdings, Inc.	Common Shares	100%	1
3.	Atlantic Power Holdings, Inc.	Teton Power Funding, LLC	Membership Interests	100%	Uncertificated
4.	Atlantic Power Holdings, Inc.	Epsilon Power Funding, LLC	Membership Interests	100%	Uncertificated
10.	Teton East Coast Generation LLC	Teton Selkirk LLC	Membership Interests	100%	Uncertificated
12.	Teton Power Funding, LLC	Baker Lake Hydro LLC	Membership Interests	100%	Uncertificated
13.	Teton Power Funding, LLC	Orlando Power Generation I LLC	Membership Interests	100%	Uncertificated
14.	Teton Power Funding, LLC	Orlando Power Generation II LLC	Membership Interests	100%	Uncertificated

Item B.  Pledged Notes

Pledged Note Issuer Description:

13% Unsecured Subordinated Note from APG, dated as of November 27, 2009 payable to APC with respect to a loan of $400,000,000.00.

13% Unsecured Subordinated Note from APH, dated as of July 1, 2010 payable to APG with respect to a loan of $400,000,000.00.